



                                                                                 1717 K Street, NW, Suite 707
                                                                                 Washington, DC  20006-1504
                                                                                 Telephone (202) 331-8055
                                                                                 Fax (202) 331-8190
                                                                                 TIN: 52-6220193
                                                                                 Participant I.D.: BTT027
                                                                                 TIN: 52-6127745
                                                                                 Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005
                                                Investment Summary
                                           November 1, 1999 - November 30, 1999
                                                   Transactions
                                                                 Market Value   Units this         Total     Investment
     Date       Description  Dollar Amount     per Unit       Transaction        Units         Balance
11/1/99   Beginning Balance                $1,049.6100                          42,707.3449  $44,826,056.28
11/30/99   Income of $5.8980/unit   251,887.60
11/30/99   Reinvestment of Income 251,887.60               240.9956  42,948.3405    44,889,433.70
                  Ending Balance                      $1,045.1960                      42,948.3405  $44,889,433.70

                                             Monthly Income Per Unit
                    Ordinary Income    Capital Gains     Operating Expenses      Net Income
                    $6.3195826804      0.0000000000       (0.4215902951)       5.8979923853
                                                   Performance
Type of Return              1-Month   3-Month  1-Year  3-Year 5-Year 10-Year   Inception-to-Date
Trust Time-Weighted, Gross0.18% 1.92%    0.63%   6.44%   9.33%    8.40%              --
Trust Time-Weighted, Net    0.14% 1.81%    0.23%   6.01%   8.87%    7.90%              --
Participant   Dollar-Weighted, Net 0.14% 1.81%   0.23% 6.01%  8.83%    7.83%    8.84%

<F1>
                              Note:  Returns greater than one year are annualized.

 All performance figures presented herein are based upon historical results and do not assure future performance.
                     Units may be worth more or less at redemption than at original purchase.